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                                 LOAN AGREEMENT
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                  THIS AGREEMENT made the 12th day of January, 2006.


BETWEEN:

                  LORI BOLTON, of 2640 Tempe Knoll Drive, North Vancouver, British Columbia, V7N 4K6;

                  ("Bolton")

                                                              OF THE FIRST PART

AND:
                  MATRIX VENTURES, INC., a company incorporated pursuant to the laws of Nevada with an address for service at 1802 N Carson Street, Suite 212, Carson City, Nevada, 89701


                  ("Matrix")

                                                             OF THE SECOND PART

WHEREAS:

A. Matrix requires funding in connection with its business operations in the mineral property exploration sector;

B. Bolton is prepared to loan up to $150,000 (the "Loan") to Matrix, on certain terms and conditions contained herein;

                  NOW THEREFORE THIS AGREEMENT WITNESSETH that for and in consideration of the sum of TEN DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Bolton hereby agrees to advance Loan from time to time upon the request of Matrix up to the maximum amount of the Loan.

2. The Loan shall be unsecured and bear simple interest at a rate of 10% per annum, calculated in arrears on a monthly basis and continuing until the entire Loan amount is paid in full.

3. The Loan, as well as all accrued interest shall be due and payable from Matrix to Bolton on demand.

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4.       All funds and dollar amounts referred to in this Agreement are in the lawful currency of United  States, unless otherwise stated.

5. This Agreement shall be interpreted in accordance with the laws in effect from time to time in the Province of British Columbia.

                  IN WITNESS WHEREOF the parties hereto have hereunto affixed their respective hands, both as of the day and year first above written.


                                             MATRIX VENTURES, INC.

/s/ Lori Bolton                              PER:  /s/ Lori Bolton
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LORI BOLTON                                  Authorized Signatory